Exhibit 99.1

HOWARD HUGHES HOLDINGS INC. BOARD OF DIRECTORS APPROVES SEPARATION OF SEAPORT ENTERTAINMENT GROUP INC.

THE WOODLANDS, Texas (July 18, 2024) - Howard Hughes Holdings Inc. (NYSE: HHH) (the “Company” or “HHH”) announced today that its Board of Directors has authorized and declared a pro rata distribution (the “Distribution”) of 100% of the outstanding shares of common stock of Seaport Entertainment Group Inc. (“Seaport Entertainment”) to holders of record of HHH common stock as of the close of business on July 29, 2024 (the “Record Date”). The Distribution is expected to be payable after market close on July 31, 2024 (the “Distribution Date”). As a result of the Distribution, holders of HHH common stock will receive one share of Seaport Entertainment common stock for every nine shares of HHH common stock held at the close of business on the Record Date.

Fractional shares of Seaport Entertainment common stock will not be distributed to HHH stockholders. Instead, the fractional shares of Seaport Entertainment common stock will be aggregated and sold in the open market, with the net proceeds distributed pro rata in cash payments to HHH stockholders who otherwise would have received fractional shares of Seaport Entertainment common stock.

No action is required by HHH stockholders to receive the distributed shares of common stock of Seaport Entertainment. HHH stockholders who hold HHH common stock on the Record Date will either receive a book-entry account statement reflecting their ownership of Seaport Entertainment common stock or their brokerage account will be credited with Seaport Entertainment shares. The shares are expected to be credited to “street name” stockholders through the Depository Trust Corporation (DTC) on the Distribution Date.

An Information Statement containing details regarding the distribution of Seaport Entertainment common stock and Seaport Entertainment’s business and management following the consummation of the Distribution will be mailed to HHH stockholders prior to the Distribution Date. The Distribution remains subject to the satisfaction or waiver of customary conditions, including the Securities and Exchange Commission (“SEC”) having declared Seaport Entertainment’s Registration Statement on Form 10, as amended (the “Registration Statement”), effective. The Registration Statement has been filed with the SEC and is available at the SEC’s website at www.sec.gov, as described in the Information Statement.

HHH expects “when-issued” trading of Seaport Entertainment common stock to begin on July 29, 2024, on the New York Stock Exchange (“NYSE”) under the symbol “SEG WI.” The “when-issued” trading market is a market for the yet-to-be-issued shares of Seaport Entertainment common stock that will be distributed to holders of HHH common stock on the Distribution Date. “Regular-way” trading of Seaport Entertainment common stock is expected to begin on the NYSE on August 1, 2024 under the symbol “SEG.”

Shares of HHH common stock will continue to trade “regular way” on the NYSE under the symbol “HHH” through the Distribution Date. HHH expects that, beginning July 29, 2024, there will be two markets in HHH common stock on the NYSE: “regular way” under the symbol “HHH” and “ex-distribution” under the symbol “HHH WI.” On or prior to the Distribution Date, shares of HHH common stock that trade in the “regular way” market will trade with the right to receive shares of Seaport Entertainment common stock on the Distribution Date. Shares of HHH common stock that trade in the “ex-distribution” market will trade without the right to receive shares of Seaport Entertainment common stock on the Distribution Date. Holders of HHH common stock are encouraged to consult with their financial advisors regarding the specific implications of selling HHH common stock on or before the Distribution Date.

For U.S. federal income tax purposes, the Company’s U.S. shareholders generally should not recognize gain or loss as a result of the Distribution, except with respect to cash received in lieu of fractional shares of Seaport Entertainment common stock. HHH stockholders are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the Distribution.

Wells Fargo is serving as financial advisor and Latham and Watkins LLP is serving as legal advisor to the Company. J.P. Morgan Securities LLC is serving as financial advisor and Richards Layton and Finger, P.A. is serving as legal advisor to the special committee of the Company’s board of directors.

About Howard Hughes Holdings Inc.

Howard Hughes Holdings Inc. owns, manages, and develops commercial, residential, and mixed-use real estate throughout the U.S. Its award-winning assets include the country’s preeminent portfolio of master planned communities, as well as operating properties and development opportunities including: the Seaport in New York City; Downtown Columbia® in Maryland; The Woodlands®, Bridgeland® and The Woodlands Hills® in the Greater Houston, Texas area; Summerlin® in Las Vegas; Ward Village® in Honolulu, Hawaiʻi; and Teravalis™ in the Greater Phoenix, Arizona area. The Howard Hughes portfolio is strategically positioned to meet and accelerate development based on market demand, resulting in one of the strongest real estate platforms in the country. Dedicated to innovative placemaking, the company is recognized for its ongoing commitment to design excellence and to the cultural life of its communities. Howard Hughes Holdings Inc. is traded on the New York Stock Exchange as HHH. For additional information visit www.howardhughes.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intended separation of Seaport Entertainment from the Company, the timing and method of the separation and the tax treatment of the transaction. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements can be identified by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks” and other similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Any number of factors could affect actual results, including, without limitation, the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; the Company’s ability to successfully separate the two companies and realize the anticipated benefits of the separation; the effect of conditions in national and worldwide financial markets, including inflation and high interest rates; changes in discretionary consumer spending patterns; downturns in tenants’ businesses that may reduce revenues and cash flows; and other risks described from time to time in the Company’s filings with the SEC, including those described in “Part I, Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent filings with the SEC. Forward-looking statements are made only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise, except as otherwise required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Not an Offer

This announcement is for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

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Contacts:

Howard Hughes Holdings Inc.

Media Relations

Cristina Carlson, 646-822-6910

Senior Vice President, Head of Corporate Communications

cristina.carlson@howardhughes.com

Investor Relations

Eric Holcomb, 281-475-2144

Senior Vice President, Investor Relations

eric.holcomb@howardhughes.com